SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                       Date of Report
                       (Date of earliest
                       event reported):      December 15, 1998



                      STATE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



      Wisconsin                   0-18166                    39-1489983
 --------------------       ---------------------        --------------------
   (State or other             (Commission File              (IRS Employer
   jurisdiction of                 Number)                Identification No.)
    incorporation)

                           10708 West Janesville Road
                         Hales Corners, Wisconsin 53130
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)
                                 (414) 425-1600
                       ----------------------------------
                         (Registrant's telephone number)

                                Page 1 of 5 pages

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective at the close of business on December 15, 1998, Home Bancorp of Elgin, Inc. ("HBE"), a Delaware corporation, was merged (the "Merger") with and into State Financial Services Corporation ("SFSC"), a Wisconsin corporation, with SFSC as the surviving corporation. The Merger was consummated in accordance with the terms of an Agreement and Plan of Merger, dated June 1, 1998 (the "Merger Agreement"), between SFSC and HBE. Matters with respect to the Merger were approved by shareholders of SFSC and HBE at special meetings of shareholders of such companies held on November 5, 1998.

         Under the terms of the Merger Agreement, each share of common stock, $.01 par value, of HBE (the "HBE Common Stock") issued and outstanding immediately prior to the effectiveness of the Merger was (except as otherwise provided below) cancelled and converted into the right to receive .914 shares of common stock, $.10 par value, of SFSC (the "SFSC Common Stock") plus cash in lieu of any fractional shares. All shares of HBE Common Stock (i) owned by HBE as treasury stock, (ii) owned by the Home Bancorp of Elgin, Inc. 1997 Recognition and Retention Plan and not allocated to participants thereunder, or
(iii) owned by SFSC have been cancelled and no SFSC Common Stock or other consideration was given in exchange therefor. Shares of SFSC Common Stock which were issued and outstanding at the time of the Merger were not affected by the Merger and remain outstanding.

         Additional information regarding the Merger, including a description of the terms of the Merger and the securities issuable in connection therewith and the other transactions contemplated thereby was previously reported (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) in the definitive Joint Proxy Statement/Prospectus of SFSC and HBE, dated September 30, 1998. The information in the Joint Proxy Statement/Prospectus responsive to the requirements of this Item 2 is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS.

    (a)  Financial statements of business acquired.

         Unaudited Consolidated Financial Statements (incorporated by reference to Home Bancorp of Elgin, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 (Commission File No. 000-28696)).

         Consolidated Balance Sheets of Home Bancorp of Elgin, Inc. and subsidiary as of September 30, 1998 and December 31, 1997.

         Consolidated Statements of Earnings of Home Bancorp of Elgin, Inc. and subsidiary for the three and nine months ended September 30, 1998 and 1997.



                               Page 2 of 5 pages

         Other information related to this transaction which would otherwise be required to be reported under item 7(a) is not provided herein pursuant to General Instruction B.3 of Form 8-K as substantially the same information required by item 7(a) has been "previously reported" (as defined in Rule 12b-2) by the Registrant in connection with the Registrant's Registration Statement on Form S-4 (Reg. No. 333-64375).

    (b) Pro forma financial information. The Registrant will file an amendment to this Current Report on Form 8-K containing pro forma financial information not later than February 28, 1999.

    (c) The Exhibits furnished with this Current Report on Form 8-K are listed on the attached Exhibit Index.

                               Page 3 of 5 pages

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                           STATE FINANCIAL SERVICES CORPORATION


                                           By: /s/Michael A. Reindl
                                               Michael A. Reindl,
                                               Senior Vice President, Controller
                                               and  Chief Financial Officer

                               Page 4 of 5 pages

                                  EXHIBIT INDEX

        Exhibit Number                         Exhibit Description

              2.1 Agreement and Plan of Merger, dated as of June 1, 1998, by and between State Financial Services Corporation and Home Bancorp of Elgin, Inc. (incorporated by reference to Exhibit 2.1 to State Financial Services Corporation's Registration Statement on Form S-4 (Reg. No. 333-64375)).